CAPITAL AND FINANCIAL RISK MANAGEMENT (Narrative) (Details) - USD ($)		1 Months Ended	12 Months Ended
		May 31, 2022	Dec. 31, 2025	Dec. 31, 2024
Disclosure of financial liabilities [line items]
Gross Increase Interest Income			$ 0	$ 0
Net interest income			$ 1,080,000	$ 724,000
Term loan agreement description			the amended term loan agreement reduced the annual rate of interest on the loan by 2.5% to 8.75% plus the greater of (a) Term Secured Overnight Financing Rate or (b) 4.0% per annum, and allows for a further 2.5% reduction in the base rate to 6.25% once the outstanding principal under the term loan falls below US$35 million. On 22 December 2025, the Group entered a further amendment of its senior secured term loan facility with Perceptive. The terms of the amendment were assessed under IFRS 9 and determined to result in a substantial modification of the existing financial liability. The loan has a contractual maturity in January 2027 under the new modified loan terms.
Description of foreign currency exposure sensitivity analysis			The sensitivity analysis is based on the Group’s foreign currency exposures at the reporting date and assumes a 10% movement in the US Dollar against the Euro. The analysis includes monetary assets and liabilities denominated in Euro at the reporting date and assumes that exchange rate changes occur at the period-end and are applied to the net exposure. Non-monetary items and future forecast transactions are excluded. The analysis assumes that all other variables, including interest rates, remain constant. The analysis does not incorporate interdependencies between variables, such as interest rate effects on exchange rates, and is not based on a value-at-risk model.
Convertible Note [Member]
Disclosure of financial liabilities [line items]
Convertible note maturity period		7 years
Effective interest rate	[1]		1.50%	1.50%

[1]	The 7-year convertible note was issued in May 2022 and is a fixed rate instrument which bears a fixed rate of interest of 1.5% per annum.